Quarterly Earnings Conference Call May 13, 2004 TALX Corporation A Leader in Payroll/HR Outsourcing

Financial Highlights Quarter Ended March 2004 Total revenues - $33.3 million 5% growth compared to the same quarter last year The Work Number Services revenue - $14.0 million 31% growth compared to the same quarter last year Gross Margin - 59.0% 230 basis point improvement over the same quarter last year Earnings from continuing operations: $4.0 million $0.28 per diluted share Includes $0.02 per share charge for incremental legal costs related to an agreement to settle a class action lawsuit

TALX
3

Transforming Payroll/HR Processes


ePayroll
Electronic Paystub
Payroll Cards
UCeXpress
UC Claims Management
Employment Tax Credits
UC Tax Planning
PeopleSoft
Hewitt
Ceridian
HR/Payroll System
SAP
Tesseract
Lawson
Custom
Exult
ADP
THE WORK NUMBER
Employment & Income Verifications
FasTime
Automated Announcements
Electronic Time Entry & Reporting
W-2eXpress
W-2 Issue/Reissue
W-2c Processing

Safe Harbor Statement Statements expressing or indicating the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, anticipated revenue and earnings in fiscal 2005, the likelihood of consummation of the class action settlement and its possible financial impact, and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. These risks and uncertainties include, without limitation, the risks detailed in the company's 2003 Form 10-K/A under the caption "Risk Factors" in "Part 1, Item 1 - Business," and those described in other documents and reports we file from time to time with the Securities and Exchange Commission, press releases and other communications. These risks include, but are not limited to (1) the risks associated with pending litigation, investigations, and possible future proceedings as a result of matters related to our recent financial statement restatements; (2) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (3) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services; (4) risks associated with our ability to maintain the accuracy and confidentiality of our clients' employee data; (5) the risk that our revenues from The Work Number may fluctuate due to changes in the level of residential mortgage activity and interest rates; (6) risks associated with our ability to prevent breaches of confidentiality as we initiate large-scale processing of verifications; (7) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability could be significantly harmed if those requirements were relaxed; (8) risks associated with any modifications to or failures to extend work opportunity or welfare to work tax credit laws; (9) risks associated with any interpretation of laws prohibiting the unauthorized practice of law to include the unemployment cost management or tax services that we provide; (10) risks associated with future challenges regarding applicability of the Fair Credit Reporting Act or any new privacy legislation or interpretation of existing laws; (11) risks associated with changes in economic conditions or unemployment compensation laws; (12) risk of interruption of our computer network and telephone operations including potential slow- down or loss of business as potential clients review our operations; and (13) the risks that the court will not approve our class action settlement, that claimants request exclusion from the settlement who hold a larger than anticipated number of shares, or that the claims analysis on which we relied is inaccurate, and a larger than expected number of claims is submitted which could require us to make an additional payment. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change .

Operations Highlights Quarter Ended March 2004 Revenues of $33.3 million 5% growth over prior year's $31.6 million The Work Number - 31% growth Unemployment Cost Management - 7% decrease Software and Maintenance - 24% decrease Gross profit increased 10% to $19.6 million from $17.9 million last year Gross margin improved 230 basis points to 59.0% from 56.7% last year SG&A expenses increased to 39.4% of revenues from 36.9% last year Operating margin decreased slightly to 19.6% of revenues from 19.8% last year Diluted EPS from continuing operations increased 8% to $0.28 from $0.26 last year Diluted EPS includes $0.02 per share charge for incremental legal costs related to an agreement to settle a class action lawsuit UC eXpress TWN HRBAS Software and Maintenance 55 42 0 3

Operations Highlights Year Ended March 2004 Revenues of $124.4 million 7% growth over prior year's $115.9 million The Work Number - 30% increase Unemployment Cost Management - 1% decrease Software and Maintenance - 23% decrease Gross profit increased 12% to $71.1 million from $63.6 million last year Gross margin improved 240 basis points to 57.2% from 54.8% last year SG&A expenses increased to 40.1% of revenues from 38.0% last year Operating margin improved 30 basis points to 17.1% of revenues from 16.8% last year Diluted EPS from continuing operations increased 11% to $0.88 compared to $0.79 last year UC eXpress TWN HRBAS Software and Maintenance 59 38 0 0 3

Cash Flow Highlights Quarter and Year Ended March 2004 Cash flow from operations Quarter: $5.3 million compared to $9.2 million last year Year: $21.7 million compared to $28.7 million last year Uses of cash Quarter Year Stock repurchase - $1.8 million (131,000 shares) Capital expenditures (PP&E and Cap SW) $1.6 million $6.4 million Dividend payments $0.7 million $2.4 million Debt repayment - $10.8 million New debt financing $38.7 for Sheakley acquisition $11.3 refinance of existing debt

Financial Position Highlights March 31, 2004 Cash and investments - $10.0 million $6.6 million at December 2003 and $9.4 million at March 2003 Restricted cash - $38.6 million For Sheakley acquisition - funded March 31st, effective April 1st Debt - $50 million New debt facility $11.3 million refinance and $38.7 million borrowings for Sheakley acquisition Agreement to settle class action lawsuit - $5.75 million Days sales outstanding in accounts receivable - 42 days Improved from 49 days at December 2003 and March 2003 Treasury stock 301,000 shares remain in the treasury at March 2004 at an average price of $13.04 per share

Growth Drivers The Work Number: 85% share of outsourced market (TALX estimate) Core service - acquire additional records and expand verifier base Expanded services gaining market penetration ePayroll "Paperless Pay" W-2 eXpress FasTime Unemployment cost management: 35% of outsourced market (TALX estimate) Revenue growth - gain market penetration and sell tax services to existing and new clients Cost consolidation and margin improvement Annual contracts Cross-selling

The Work Number Services Revenue History (in millions) Qtr 1 01 Qtr 2 01 Qtr 3 01 Qtr 4 01 Qtr 1 02 Qtr 2 02 Qtr 3 02 Qtr 4 02 Qtr 1 03 Qtr 2 03 Qtr 3 03 Qtr 4 03 Qtr 1 04 Qtr 2 04 Qtr 3 04 Qtr 4 04 East 4.132 4.531 4.635 5.796 6.103 6.659 6.856 7.566 7.617 8.573 9.011 10.733 10.943 11.627 10.028 14.01

The Work Number Services Employment Records History (in millions) 3/1/1999 3/1/2000 3/1/2001 3/1/2002 3/1/2003 3/1/2004 Records on Database 18.3 30.298 43.036 60.706 76.396 90.076 Revenue 9 12.328 19.149 27.184 35.934 46.608 Records under Contract 25.831 36.09 51.889 70.179 81.977 97.179

Mortgage index Records Revenue 3/31/1999 100 100 100 4/2/1999 100 100 100 4/9/1999 98.2 100 100 4/16/1999 106.9 100 100 4/23/1999 102.9 100 100 4/30/1999 106.6 100 100 5/7/1999 103.8 100 100 5/14/1999 93.1 100 100 5/21/1999 96.6 100 100 5/28/1999 96.6 100 100 6/4/1999 74.9 100 100 6/11/1999 95.8 100 100 6/18/1999 85.8 100 100 6/25/1999 85.2 100 100 7/2/1999 87.4 102.7 107.2 7/9/1999 60.7 102.7 107.2 7/16/1999 76.1 102.7 107.2 7/23/1999 73.7 102.7 107.2 7/30/1999 78.1 102.7 107.2 8/6/1999 74.5 106.6 107.2 8/13/1999 72 106.6 107.2 8/20/1999 70.7 106.6 107.2 8/27/1999 73.9 106.6 107.2 9/3/1999 63.7 117.8 107.2 9/10/1999 54.1 117.8 107.2 9/17/1999 64.8 117.8 107.2 9/24/1999 63 117.8 107.2 10/1/1999 69.4 124.9 119.5 10/8/1999 64.5 124.9 119.5 10/15/1999 60.1 124.9 119.5 10/22/1999 61.9 124.9 119.5 10/29/1999 66.6 124.9 119.5 11/5/1999 64.8 129.1 119.5 11/12/1999 61.6 129.1 119.5 11/19/1999 70.6 129.1 119.5 11/26/1999 44.3 129.1 119.5 12/3/1999 58.4 136 119.5 12/10/1999 56.5 136 119.5 12/17/1999 54.2 136 119.5 12/24/1999 39.1 136 119.5 12/31/1999 36.8 136 119.5 1/7/2000 51.5 139.1 141.4 1/14/2000 61.1 139.1 141.4 1/21/2000 57.6 139.1 141.4 1/28/2000 67.7 139.1 141.4 2/4/2000 75.8 140.7 141.4 2/11/2000 69.3 140.7 141.4 2/18/2000 68.4 140.7 141.4 2/25/2000 66.3 140.7 141.4 3/3/2000 78.4 151.9 141.4 3/10/2000 77.5 151.9 141.4 3/17/2000 77.5 151.9 141.4 3/24/2000 82.8 151.9 141.4 3/31/2000 76.7 151.9 141.4 4/7/2000 82.6 153.9 156.9 4/14/2000 78.9 153.9 156.9 4/21/2000 79.3 153.9 156.9 4/28/2000 78.7 153.9 156.9 5/5/2000 68.3 159.5 156.9 5/12/2000 65.2 159.5 156.9 5/19/2000 70.5 159.5 156.9 5/26/2000 64.6 159.5 156.9 6/2/2000 59.9 168.9 156.9 6/9/2000 56.3 168.9 156.9 6/16/2000 56.8 168.9 156.9 6/23/2000 56.6 168.9 156.9 6/30/2000 59 168.9 156.9 7/7/2000 55.2 173.5 172.1 7/14/2000 61.3 173.5 172.1 7/21/2000 58.1 173.5 172.1 7/28/2000 56.8 173.5 172.1 8/4/2000 60.4 180 172.1 8/11/2000 59.4 180 172.1 8/18/2000 55.9 180 172.1 8/25/2000 56.9 180 172.1 9/1/2000 58.5 185.2 172.1 9/8/2000 62.4 185.2 172.1 9/15/2000 61.2 185.2 172.1 9/22/2000 59.8 185.2 172.1 9/29/2000 62.2 185.2 172.1 10/6/2000 59.6 190.2 176 10/13/2000 61.5 190.2 176 10/20/2000 62 190.2 176 10/27/2000 64.7 190.2 176 11/3/2000 65.5 195.3 176 11/10/2000 69.1 195.3 176 11/17/2000 63.7 195.3 176 11/24/2000 63 195.3 176 12/1/2000 69.5 198.8 176 12/8/2000 73.6 198.8 176 12/15/2000 67.6 198.8 176 12/22/2000 64.3 198.8 176 12/29/2000 54.3 198.8 176 1/5/2001 87.4 202.8 220.1 1/12/2001 126.4 202.8 220.1 1/19/2001 108.2 202.8 220.1 1/26/2001 99.3 202.8 220.1 2/2/2001 117.9 205.6 220.1 2/9/2001 113.6 205.6 220.1 The Work Number Services Mortgage Statistics Index Interest rate 1/7/2000 -0.434 0.0824 1/14/2000 -0.399 0.0829 1/21/2000 -0.379 0.0834 1/28/2000 -0.391 0.0835 2/4/2000 -0.293 0.0839 2/11/2000 -0.284 0.084 2/18/2000 -0.205 0.0842 2/25/2000 -0.407 0.0823 3/3/2000 -0.223 0.0825 3/10/2000 -0.182 0.0831 3/17/2000 -0.251 0.0823 3/24/2000 -0.162 0.0823 3/31/2000 -0.207 0.0827 4/7/2000 -0.13 0.0822 4/14/2000 -0.236 0.0811 4/21/2000 -0.202 0.0815 4/28/2000 -0.236 0.0835 5/5/2000 -0.112 0.0848 5/12/2000 -0.11 0.0864 5/19/2000 -0.097 0.0862 5/26/2000 -0.187 0.0847 6/2/2000 -0.029 0.0821 6/9/2000 -0.171 0.083 6/16/2000 -0.107 0.0819 6/23/2000 -0.109 0.0833 6/30/2000 -0.095 0.0825 7/7/2000 -0.025 0.0814 7/14/2000 0.096 0.0823 7/21/2000 0.075 0.0818 7/28/2000 -0.009 0.0821 8/4/2000 0.099 0.0804 8/11/2000 0.105 0.0786 8/18/2000 -0.073 0.0804 8/25/2000 0.002 0.0791 9/1/2000 0.17 0.0785 9/8/2000 0.161 0.0797 9/15/2000 0.176 0.079 9/22/2000 0.175 0.0783 9/29/2000 0.112 0.078 10/6/2000 0.15 0.0787 10/13/2000 0.148 0.0779 10/20/2000 0.248 0.0758 10/27/2000 0.202 0.077 11/3/2000 0.233 0.0776 11/10/2000 0.204 0.0772 11/17/2000 0.042 0.0761 11/24/2000 0.111 0.076 12/1/2000 0.288 0.0747 12/8/2000 0.381 0.0737 12/15/2000 0.313 0.0718 12/22/2000 0.734 0.0709 12/29/2000 0.269 0.0707 1/5/2001 0.683 0.0679 1/12/2001 1.432 0.0704 1/19/2001 1.017 0.0704 1/26/2001 0.805 0.0703 2/2/2001 0.97 0.0691 2/9/2001 1.121 0.069 2/16/2001 1.025 0.0709 2/23/2001 0.86 0.0704 3/2/2001 1.024 0.0697 3/9/2001 0.835 0.069 3/16/2001 0.767 0.0682 3/23/2001 0.937 0.0684 3/30/2001 1.059 0.0699 4/6/2001 0.815 0.069 4/13/2001 0.81 0.0712 4/20/2001 0.652 0.0707 4/27/2001 0.83 0.0718 5/4/2001 0.64 0.0718 5/11/2001 0.781 0.072 5/18/2001 0.468 0.0716 5/25/2001 0.672 0.0729 6/1/2001 0.529 0.0716 6/8/2001 0.73 0.0712 6/15/2001 0.618 0.0709 6/22/2001 0.539 0.0701 6/29/2001 0.484 0.0727 7/6/2001 0.402 0.0717 7/13/2001 0.36 0.0709 7/20/2001 0.556 0.0699 7/27/2001 0.586 0.0696 8/3/2001 0.548 0.07 8/10/2001 0.531 0.0687 8/17/2001 0.64 0.0685 8/24/2001 0.758 0.0683 8/31/2001 0.927 0.0683 9/7/2001 0.767 0.0673 9/14/2001 0.603 0.0664 9/21/2001 0.945 0.0663 9/28/2001 1.251 0.0652 10/5/2001 1.621 0.0649 10/12/2001 1.999 0.0661 10/19/2001 1.631 0.0659 10/26/2001 1.369 0.0647 11/2/2001 1.878 0.064 11/9/2001 1.774 0.0637 11/16/2001 1.813 0.0684 11/23/2001 1.612 0.0698 Year-over-Year Change in Total Mortgage Applications Source: Mortgage Bankers Assn. The Work Number Revenue Compared to Mortgage Index & Records

The Work Number Services Verifier Revenue Mix Social Services Other Collections Finance Mortgage Pre-Employment 1Q FY03 0.066 0.047 0.085 0.052 0.349 0.4 2Q FY03 0.058 0.038 0.083 0.072 0.385 0.364 3Q FY03 0.057 0.038 0.097 0.08 0.425 0.304 4Q FY03 0.071 0.04 0.132 0.083 0.425 0.249 1Q FY04 0.071 0.052 0.114 0.053 0.474 0.235 2Q FY04 0.076 0.055 0.138 0.051 0.449 0.232 3Q FY04 0.105 0.057 0.138 0.05 0.393 0.257 4Q FY04 0.103 0.05 0.153 0.057 0.416 0.221

The Work Number Services Metrics The Work Number Employment and Income Verification 2.6 million records added to the database during the quarter 13.7 million records added to the database during the year 97.2 million records under contract 90.1 million live and 7.1 million in backlog FasTime and "Paperless Pay" Cost savings for clients 44% growth in FasTime revenues fiscal 2004 versus 2003 32% growth in ePayroll revenues fiscal 2004 versus 2003 Revenue should continue to increase as several large clients come on line W-2 eXpress > 40% growth to over 8.5 million W-2s on the service for fiscal 2004 vs 2003 > 50% growth to over 150 clients for fiscal 2004 versus 2003 Gross Margin - 70.1%, a 430 basis point improvement over last year

UC eXpress Unemployment Cost Management Services 1% decline in fiscal year revenues from last year Economic environment causing slowdown in tax consulting business Lower overall claims volume, reducing amount of additional billings over contract limits Loss of smaller clients last year, partially offset by new sales and Johnson acquisition Cross sell specialized unemployment tax consulting services Solid core revenues and cash flows Improving margins Believe states' unemployment fund crisis should enhance value proposition of service

TALX
16

Key Client Orders for TALX Services

Legend: Green = New Service Ordered in Q4; Blue = Existing Service

TALX Client	The Work Number	UC eXpress	ePayroll	W-2 Express	FasTime
Ace Hardware Corp	New Service Ordered in Q4	Existing Service			
Anixter Inc.	New Service Ordered in Q4	Existing Service			
Ashland Inc.	New Service Ordered in Q4	Existing Service			
Belo Mngmnt Services	New Service Ordered in Q4	Existing Service			
Briggs & Stratton Corp	New Service Ordered in Q4	New Service Ordered in Q4			
Carrier Corporation	New Service Ordered in Q4	New Service Ordered in Q4			
Casey's General Stores	New Service Ordered in Q4	Existing Service			
CHS, Inc.	New Service Ordered in Q4	Existing Service			
City of Omaha	New Service Ordered in Q4	Existing Service			
Colgate-Palmolive	New Service Ordered in Q4	Existing Service			
Dana Corporation		New Service Ordered in Q4			
Darden Corporation	New Service Ordered in Q4				
Kroger	Existing Service			New Service Ordered in Q4

TALX
17

Key Client Orders for TALX Services

New Service Ordered in Q4 (green) | Existing Service (blue)

TALX Client	The Work Number	UC eXpress	ePayroll	W-2 Express	FasTime
Kforce Inc.	New	Existing		Existing	
Knott's Berry Farm	New	Existing			
Liz Claiborne	New	Existing	New		
Marshall & Ilsley Corp	New				
Mercer Inc.	New	New			
Morgan Stanley & Co Inc.	New	Existing			
National City Corporation	Existing	Existing			New
Ohio State University	Existing		New	Existing	
Pennzoil-Quaker State Co	New	Existing			
United Space Alliance	New		New		
Venturi Partners		Existing			New
Warner Music Group		New			
Westaff Inc.	New	New		Existing	Existing
Weyerhaeuser Company	New

Key Investment Highlights Market Leadership in Two Payroll and Human Resources areas Employment and Income Verification Unemployment Cost Management Expectations for our Business Model Revenue growth EPS growth (continuing operations) Strong and expanding gross and operating margins Strong operating cash flow

Fiscal 2005 Financial Guidance Fiscal year ending March 2005 Total revenues $148 million to $152 million 19 to 22 percent increase over fiscal 2004 Diluted earnings per share (from continuing operations) $1.07 to $1.10 22 to 25 percent increase over fiscal 2004 Quarter ending June 2004 Total revenues $34 to $36 million Diluted earnings per share (from continuing operations) $0.20 to $0.22